                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


           As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into NiSource Inc.'s previously filed Form S-3 Registration Statement No. 333-49330 and 333-49330-01, Form S-4 Registration Statement No. 333-54650 and 333-54650-01, and Form S-4 Registration Statement Nos. 333-33896 and 333-33896-01.


                           /s/ Arthur Andersen LLP

Chicago, Illinois

March 27, 2001




                                      102